EXHIBIT 10.12

AMENDMENT TO

401(k) PLAN

Morgan Stanley & Co. Incorporated (the “Corporation”) hereby amends the Morgan Stanley 401(k) Plan (the “401(k) Plan”) as follows:

1. Effective September 1, 2008, Section 2, Definitions, is amended to delete the definitions of “After-Tax Adjustment Contributions” and “Securities Employee.”

2. Effective September 1, 2008, Section 2, Definitions, is amended by replacing clause (f) in the first paragraph of the definition of “Earnings” with the following:

“(f) amounts paid more than 30 days after the date on which the Participant’s employment with the Affiliated Group terminates,”

3. Effective September 1, 2008, Section 2, Definitions, is amended by adding the following sentence at the end of the first paragraph of the definition of “Earnings”:

“Notwithstanding the foregoing, in no event will Earnings include amounts that are not considered “compensation” for purposes of Code section 415 and the regulations promulgated thereunder.”

4. Effective September 1, 2008, Section 2, Definitions, is amended by deleting the phrase “who is a Securities Employee or” in the definition of “Eligible IIG Employee” and replacing it with the words “or who is”.

5. Effective September 1, 2008, Section 2, Definitions, is amended by adding the following to the end of the definition of “Employee”:

“to the extent required by Code section 414(n).”

6. Effective September 1, 2008, Section 2, Definitions, is amended by replacing the phrase “20 or more hours per week” each place it appears in paragraphs (a) and (b) of the definition of “Entry Date” with the phrase “at least one half of the standard work week at his or her business unit, as determined by the Plan Administrator”.

7. Effective September 1, 2008, Section 2, Definitions, is amended by deleting the first sentence of the definition of “Matched Contributions” and replacing it with the following:

“ ‘Matched Contributions’ means Pre-Tax Contributions and Roth Elective Deferrals.”

8. Effective September 1, 2008, Section 2, Definitions, is amended by adding the following to the end of the definitions of “IIG Participant,” “MS Participant” and “Participant”:

“and whose participation has not terminated pursuant to Section 3(c)”

9. Effective September 1, 2008, Section 2, Definitions, is amended by adding the following to the end of the definition of “Qualified Matching Contributions”:

“and designated by the Plan Administrator as Qualified Matching Contributions.”

10. Effective September 1, 2008, Section 2, Definitions, is amended by adding the following to the end of the definition of “Qualified Non-Elective Contributions”:

“and designated by the Plan Administrator as Qualified Non-Elective Contributions.”

11. Effective September 1, 2008, Section 2, Definitions, is amended by adding the following to the end of the definition of “Release”:

“and designated by the Plan Administrator as a Release.”

12. Effective January 1, 2008, Section 2, Definitions, is amended by adding the following sentence at the end of the definition of “Testing Compensation”:

“Any base salary, cash bonuses, commissions, overtime or other regular compensation paid after a Participant’s severance from employment may be included in Testing Compensation to the extent permitted by Code section 415(c) and the regulations thereunder and designated by the Plan Administrator on a nondiscriminatory basis.”

14. Effective September 1, 2008, Section 2, Definitions, is amended by adding the phrase “the inability to engage in any substantial gainful activity by reason of” in the first sentence of the definition of “Total and Permanent Disability” immediately preceding the phrase “medically determinable.”

15. Effective September 1, 2008, Section 2, Definitions is amended by inserting the following new definitions:

“ ‘Applicable Disaster Date’ means the day or days on which the event (such as a storm, tornado or flooding) giving rise to a presidentially-declared disaster takes place.

“ ‘Qualified Disaster Recovery Assistance Distribution’ means, effective September 1, 2008, a distribution made to an individual after an Applicable Disaster Date, and before January 1, 2010, whose principal residence on the Applicable Disaster Date is located in an area declared to be a disaster area and who sustained an economic loss as a result of such disaster. A Qualified Disaster Recovery Assistance Distribution is limited to a maximum of $100,000 and shall be subject to such other conditions and limitations as may be provided by statute or in other applicable guidance or as may be determined by the Plan Administrator on a nondiscriminatory basis.

“ ‘Qualified Reservist Distribution’ means, a distribution under Section 12(h) made to a Participant who is on active duty in the uniformed services for a period of more than 30 days that is a “qualified reservist distribution” under Code section 72(t)(2)(G)(iii).”

16. Effective September 1, 2008, Section 3(a), Commencement of Participation, is amended by replacing the phrase “20 or more hours per week” each place it appears in subsection (ii) with the phrase “ at least one half of the standard work week at his or her business unit, as determined by the Plan Administrator.”

17. Effective September 1, 2008, Section 5(b), After-Tax Adjustment Contributions, shall be deleted.

18. Effective September 1, 2008, Sections 5(c) through (l) inclusive are redesignated as Sections 5(b) through (k), inclusive, and all references in the Plan to such sections are redesignated accordingly.

19. Effective September 1, 2008, newly designated Section 5(b), Changing the Rate and Suspension of Employee Contributions, is amended by deleting the second sentence thereof.

20. Effective September 1, 2008, newly designated Section 5(d), Distribution of Excess Elective Deferrals, is amended by deleting the phrase “or recharacterized under Section 5(g)(ii)” from the fourth sentence thereof.

21. Effective September 1, 2008, newly designated Section 5(f), Distribution of Excess Contributions, is amended by deleting subsection (ii) thereof and redesignating subsection (iii) as subsection (ii).

22. Effective September 1, 2008, newly designated section 5(f)(ii) is amended by deleting the phrase “or re-characterized under Section 5(g)(ii)” therefrom.

23. Effective September 1, 2008, newly designated Section 5(g)(i) is amended by deleting the phrase “After-Tax Adjustment Contributions and” from the first sentence thereof.

24. Effective September 1, 2008, newly designated Section 5(g)(i) is amended by deleting the phrase “sum of the After-Tax Adjustment Contributions and” from the second sentence of the last paragraph thereof.

25. Effective September 1, 2008, newly designated Section 5(h)(iii) is amended to read as follows:

“(iii) Amounts distributed under this Section 5(h) shall be withdrawn from amounts attributable to Matching Contributions made on behalf of the Participant.”

26. Effective [January 1, 2008/ September 1, 2008], newly designated Section 5(j), Rollover Contributions, is amended by deleting the second paragraph thereof.

27. Effective September 1, 2008, the last paragraph of Section 7(b)(ii)(2) of the 401(k) Plan, Investment of the Trust Fund, is amended by deleting the reference to “December 31, 2008” therein and inserting “December 31, 2009” therefor.

28. Effective September 1, 2008, the last sentence in Section 7(d)(i) is amended by adding the following clause to the end thereof:

“each of which shall be intended to be a “qualified default investment alternative” within the meaning of DOL Regulation section Labor Department Regulation § 2550.404c-5.”

29. Effective September 1, 2008, subsection 7(d)(iii)(1) is amended to read as follows:

“Each eligible Participant shall have the right to elect that the portion of his or her Account invested in the Morgan Stanley Stock Fund that is attributable to Qualified Non-elective or Qualified Matching Contributions, or any other Company Contributions made in the form of Morgan Stanley Stock or directed by the Company to be invested in the Morgan Stanley Stock Fund (with the investment units held in such portion of the Participant’s Account referred below to as “Mandatory Units”), be disposed of and the proceeds thereof transferred to another available investment under the Plan. For this purpose, prior to September 1,

2008, an eligible Participant means any Participant who has attained age 55 or, after December 31, 2006, is credited with at least three Years of Service, and on and after September 1, 2008, an eligible Participant means any Participant.”

30. Effective September 1, 2008, subsection 7(d)(iii)(2) is amended by adding the phrase “Prior to September 1, 2008,” at the beginning thereof.

31. Effective January 1, 2009, the first sentence of Section 12(c), Source and Amount of Withdrawal, is amended by inserting the phrase “or a Qualified Reservist Distribution” immediately after the phrase “including a hardship withdrawal”.

32. Effective September 1, 2008, Section 12(f)(v), Hardship, is amended by redesignating subsections (7) and (8) as subsections (8) and (9) respectively and by inserting a new subsection (7) as follows:

“(7) a Qualified Disaster Recovery Assistance Distribution.”,

33. Effective January 1, 2009, a new Section 12(h), Qualified Reservist Distribution is inserted as follows:

“(h) Qualified Reservist Distribution. An eligible Participant may request a Qualified Reservist Distribution on or after January 1, 2009. In the case of a Participant who receives a Qualified Reservist Distribution, such Participant shall not be eligible to make elective or employee contributions to this Plan or any other plan of a Participating Company during the 6-month period following such Qualified Reservist Distribution.”

34. Effective September 1, 2008, Section 13(b)(ii), Disposition of Excess Amounts is amended by adding the following new subsection (3) at the end thereof:

“(3) Notwithstanding the foregoing, the correction methods described in this Section 13(b)(ii) shall be used only to the extent permitted under Code section 415.”

35. Effective September 1, 2008, Section 16(a), Claims, is amended by deleting the words “two or more individuals” and replacing them with the words “at least one individual.”

36. Effective September 1, 2008, Section 17(a), Establishment of Benefit Plan Appeals Committee, is amended by deleting the words “three or more individuals” and replacing them with the words “at least one individual.”

37. Effective January 1, 2008, Appendix B, Morgan Stanley Participating Companies, is amended by adding the following to the end of the third paragraph of the “Kearny Realty Investors” section thereof:

“Effective January 1, 2008, a joint and 75% survivor annuity shall also be available to such a former participant in the Kearny 401(k) Plan.”

38. Effective January 1, 2008, Supplement A, Top-Heavy Provisions, is amended by adding the following to the end of Section 1(b) thereof:

“Notwithstanding the foregoing, if a top heavy minimum benefit is due to a non-Key Employee who is also a participant in the Morgan Stanley Employees Retirement Plan (the “Pension Plan”), it shall be provided under the Pension Plan and not under this Plan.”

39. Effective January 1, 2008, Supplement A, Top-Heavy Provisions, and Supplement D, Historical Distribution Provisions, are each amended by replacing the phrase “separation from service” each time such phrase appears therein with the phrase “severance from employment.”

40. Effective September 1, 2008, Supplement B, Participants Residing in Puerto Rico, is amended by replacing the reference to 10% in Section 5(a) thereof with references to 30% and by deleting Section 5(b) thereof and by redesignating Sections 5(c) through 5(k) as Sections 5(b) through 5(j) respectively, and by redesignating all references in the Plan to such sections accordingly.

46. Effective September 1, 2008, Supplement B, Participants Residing in Puerto Rico, is amended by deleting the second sentence of newly designated Section 5(b) thereof.

47. Effective September 1, 2008, Supplement B, Participants Residing in Puerto Rico, is amended by deleting newly designated Section 5(f)(2) and redesignating Section 5(f)(3) as Section 5(f)(2).

48. Effective September 1, 2008, Supplement B, Participants Residing in Puerto Rico, is amended by deleting the phrase “or recharacterized under Section 5(g)(2)” from newly designated Section 5(f)(2).

49. Effective September 1, 2008, Supplement B, Participants Residing in Puerto Rico, is amended by replacing the phrase “, After-Tax and After-Tax Adjustment Contributions” with the phrase “and After-Tax Contributions” in newly designated Section 5(g).

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IN WITNESS WHEREOF, the Corporation has caused this Amendment to be executed on its behalf as of this 22nd day of December, 2008.

MORGAN STANLEY & CO. INCORPORATED

By:	/s/ KAREN JAMESLEY
Title:	Global Head of Human Resources